UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

RIM SEMICONDUCTOR COMPANY
(Exact name of registrant as specified in its charter)

Utah	000-21785	95-4545704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7825 Fay Ave # 200, La Jolla CA 92037
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (858) 456-5551

305 NE 102nd Avenue Suite 105, Portland Oregon 97220
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 29, 2012, Brad Ketch President/CEO and David Tan Board Member resigned from the Board of Directors of the Company for personal reasons.  The resignation was not a result of any disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rim Semiconductor Company

Dated March 5, 2012	By:	/s/ Ray Willenberg Jr.
Ray Willenberg Jr Chairman of the Board